UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2025

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange
9.00% Senior Notes due 2029	RCD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 below is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On February 21, 2025, ReadyCap Holdings, LLC (“ReadyCap”), an indirect subsidiary of Ready Capital Corporation (the “Company”), closed a private placement of $220.0 million in aggregate principal amount of its 9.375% Senior Secured Notes due 2028 (the “Notes”). The Notes are senior secured obligations of ReadyCap. Payments of the amounts due on the Notes are fully and unconditionally guaranteed (the “Guarantees”), at issuance, by the Company, Ready Capital Partners I, LLC, Ready Capital Subsidiary REIT II, LLC (“SubREIT II”), RCSR I Investments, LLC (“RCSR I”), RCSR II Investments, LLC (“RCSR II”) and RCSR I Intermediate Holdings, LLC (collectively, the “Guarantors”). ReadyCap’s and the Guarantors’ respective obligations under the Notes and the Guarantees are secured by a first-priority lien on the assets of RCSR I and RCSR II and the capital stock of RCSR I, RCSR II, SubREIT II and certain other subsidiaries of the Company.

The Company intends to use the net proceeds from the private placement to repay its indebtedness and for general corporate purposes.

The Notes and the Guarantees will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act or any state securities laws.

On February 24, 2025, the Company issued a press release announcing the issuance of the Notes described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and in incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description
4.1	In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments with respect to long-term debt of the registrant have been omitted but will be furnished to the Securities and Exchange Commission upon request.
99.1	Press Release, dated February 24, 2025
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Capital Corporation

	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer

Dated: February 24, 2025